FUNDX INVESTMENT GROUP, LLC

FundX Sustainable Impact Fund - SRIFX

Supplement dated November 15, 2019, to the
Statutory Prospectus
dated January 30, 2019

Effective as of December 1, 2019.

On November 14, 2019, the FundX Investment Trust Board of Trustees approved a change in the strategy of the FundX Sustainable Impact Fund (the "Fund") to align with Morningstar's ESG/sustainability methodology. In early November, Morningstar changed their methodology for calculating ESG/sustainability scores.

Accordingly, the second bullet point under Principal Investment Strategies section of the Prospectus has been replaced with the following:

Underlying Funds that have a better-than-average Portfolio Sustainability Rating(“Sustainability Rating”), as calculated by Morningstar, as described below.

Further, the ESG Rating section has been renamed to "Morningstar Portfolio Sustainability Rating" and the section has been replaced with the following:

Morningstar, an independent investment research firm specializing in mutual fund analysis, provides the Advisor with Morningstar Portfolio Sustainability Ratingson a monthly basis. The Advisor uses the data provided by Morningstar to screen Underlying Funds and identify those that have a base currency in U.S. dollars and have a better-than-average Sustainability Rating..

The Morningstar Sustainability Rating is a measure of the financially material environmental, social and governance (“ESG”) risks in a mutual fund or ETF portfolio. The Morningstar Portfolio Sustainability Rating is assigned to mutual funds and ETFs and is calculated based on underlying company-level environmental, social and governance(“ESG”) scores and company involvement in ESG related controversies.

Morningstar’s methodology incorporates ESG scores on more than 9,000 companies globally, which are evaluated based on ESG Factors such as those described above.

The Morningstar Sustainability Rating is the result of a three-step process. First, Morningstar calculates the Morningstar Portfolio Sustainability Score for every portfolio reported within the trailing 12 months. Second, it uses these scores to calculate a portfolio's Morningstar Historical Portfolio Sustainability Score. Third, it assigns a Morningstar Sustainability Rating for a portfolio based on its Morningstar Historical Portfolio Sustainability Score relative to its Morningstar Global Category.

To receive a Sustainability Rating, at least 67% of an Underlying Fund’s portfolio assets under management must have a company-level ESG Risk Rating. The company-level ESG Risk Rating measures the degree to which a company’s economic value may be at risk driven by ESG issues. To be considered material to the risk rating, an ESG issue must have a potentially substantial impact on the economic value of a company and therefore on the risk-return profile of an investment in the company. The ESG issues that are material vary across industry groups and companies.The ESG Risk Rating is an indicator of a company’s material ESG risks measured on the same scale across all economic sectors.For example, a company may be evaluated based on how it addresses a changing regulatory environment, measures and managesits carbon footprint, controls executive compensation, and/or monitors and encourages diversity among firm leadership.

The Advisor’s methodology in selecting funds aligns with changes made to Morningstar’s methodology in November, 2019. The Advisor will periodically evaluate Morningstar’s services in relation to other third-party data providers’ services. The Advisor may determine it is appropriate to change its current third-party data provider when the Advisor becomes aware that an alternative provider can offer sustainability data that is either more timely, has more comprehensive coverage, offers more effective analysis or offers substantially better pricing for comparable service.

Please retain this Supplement with the Statutory Prospectus.